CBAX953889 | 91444‑P1 0722

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST
SUPPLEMENT DATED JULY 1, 2022
TO THE SUMMARY PROSPECTUS AND PROSPECTUS,
EACH DATED JANUARY 28, 2022, OF
CLEARBRIDGE GLOBAL INFRASTRUCTURE INCOME FUND (THE “FUND”)

Effective July 1, 2022, the manager has agreed to further limit certain of the Fund’s expenses. Therefore, the following replaces the fee table, footnotes and expense example in the section of the Fund’s Summary Prospectus and Prospectus entitled “Fees and expenses of the fund”:

Shareholder fees
(fees paid directly from your investment)
	Class A	Class C	Class R	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75[1,2]	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	1.00	None	None	None
Small account fee[5]	$15	$15	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Class I	Class IS
Management fees	0.80	0.80	0.80	0.80	0.80
Distribution and/or service (12b‑1) fees	0.25	1.00	0.50	None	None
Other expenses	0.39[6]	0.37[7]	0.47[7]	0.35[8]	0.28[6]
Total annual fund operating expenses	1.44	2.17	1.77	1.15	1.08
Fees waived and/or expenses reimbursed[9]	(0.14)	(0.12)	(0.22)	(0.20)	(0.23)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.30	2.05	1.55	0.95	0.85

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where Franklin Distributors is the broker-dealer of record (“Distributor Accounts”).

[2]
Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Additional information about each share class – Sales charges” in the Prospectus.

[3]	Maximum deferred sales charge (load) may be reduced over time.

[4]
You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[5]
If the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly by the fund or your Service Agent (with an annual maximum of $15.00 per account). Please contact your Service Agent or the fund for more information.

[6]	Other expenses for Class A and Class IS shares have been updated to reflect expenses as of March 31, 2022.

[7]	Other expenses for Class C and Class R shares are estimated for the current fiscal year. Actual expenses may differ from estimates.

[8]	Other expenses for Class I shares have been updated to reflect expenses as of March 31, 2022 and exclude 0.02% of fees recaptured pursuant to the fund’s expense limitation arrangements.

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The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses) so that effective July 1, 2022, the ratio of total annual fund operating expenses will not exceed 1.30% for Class A shares, 2.05% for Class C shares, 1.55% for Class R shares, 0.95% for Class I shares and 0.85% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•
Your investment has a 5% return each year and the fund’s operating expenses remain the same (except that any applicable fee waiver or expense reimbursement is reflected only through its expiration date)

•	You reinvest all distributions and dividends without a sales charge
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	700	991	1,034	2,190
Class C (with redemption at end of period)	308	668	1,154	2,308
Class C (without redemption at end of period)	208	668	1,154	2,308
Class R (with or without redemption at end of period)	158	536	939	2,065
Class I (with or without redemption at end of period)	97	346	615	1,381
Class IS (with or without redemption at end of period)	87	321	574	1,297
Additionally, effective July 1, 2022, the section of the Fund’s Prospectus entitled “More on fund management – Expense limitation” is deleted in its entirety and replaced with the following:
The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses and acquired fund fees and expenses) so that effective July 1, 2022, the ratio of total annual fund operating expenses will not exceed 1.30% for Class A shares, 2.05% for Class C shares, 1.55% for Class R shares, 0.95% for Class I shares and 0.85% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2023 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.
For the avoidance of doubt, nothing herein shall be construed as superseding the terms of the Supplement dated May 31, 2022, to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information.
Please retain this supplement for future reference.

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